UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 01, 2019 (January 28, 2019)

Riot Blockchain, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401,
Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

 (Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Effective as of January 28, 2019 (the “Effective Date”), Riot Blockchain, Inc. (the “Company,” “we,” or “our”) issued a series of Senior Secured Convertible Promissory Notes (the “Notes”) to Oasis Capital, LLC, a Puerto Rico limited liability company (“Oasis Capital”), Harbor Gates Capital, LLC, a Wyoming limited liability company (“Harbor Gates”), and SG3 Capital, LLC, a Delaware limited liability company, (“SG3 Capital, together with Harbor Gates and Oasis, each, an “Investor” and together, collectively, the “Investors”) in the aggregate principal amount of $3,358,333.34, and an equal value of Warrants for the purchase of shares of our common stock (the “Warrants”).  The Notes are convertible into shares of our common stock (the “Conversion Shares”) at any time after the Effective Date, provided, however, that at no time will the Company be required to issue Conversion Shares in excess of the aggregate number of shares of our common stock that we may issue without breaching our obligations under the rules or regulations of the NASDAQ Capital Market. In connection with the issuance of the Notes, each of the Investors entered into a Securities Purchase Agreement, a Security Agreement, a Warrant Agreement, and a Registration Rights Agreement in order to complete and secure the Transaction. Forms of the Notes and Warrants are filed as Exhibits 4.1 and 4.2 to this Current report, respectively, and forms of the Securities Purchase Agreements, Security Agreements, and Registration Rights Agreements are filed as Exhibits 10.01 – 10.03 to this Current Report, and Exhibits 4.1, 4.2, 10.01, 10.02, and 10.03 are incorporated by reference herein.

The maturity date of the Notes is twelve months from the Effective Date. The Notes accrue interest at a rate of 8% per annum (with twelve months of interest guaranteed). The Ntes may be prepaid in any amount, subject to the following prepayment penalites: (1) diring the first thirty (30 days after the Effective Date, any amount prepaid will be subject to a 5% prepayment penalty; (2) during the next thirty (30) days thereafter, any amount prepaid will be subject to a 10% prepayment penalty; (3) during the next thirty (30) days thereafter, any amount prepaid will be subject to a 15% prepayment penalty; (4) during the next thirty (30) days thereafter, any amount prepaid will be subject to a 20% prepayment penalty; and (5) any amount prepaid after the 120th calendar day after the Effective Date will be subject to a 25% prepayment penalty. Under the Notes, the Company will be subject to certain penalties in the event of default, which could be substantial.

Pursuant to a Registration Rights Agreement between the Company and each of the Investors (the “Registration Rights Agreements”), the Company has agreed, among other things, to file with the SEC a registration statement covering the Inducement Shares and any other shares issuable under the transaction documents on or before March 14, 2019 and to use its reasonable best efforts to cause such registration statement to become effective on or before April 29, 2019. The Company will be subject to certain penalties for non-completion of the registration.

The Company agrees not to effectuate a reverse split while the Notes are outstanding and will be liable for liquidated damages if it does pursue a reverse split.  This is in addition to any other rights the Investors hold.

Oasis Capital Financing

Effective as of January 28, 2019, the Company entered into a Securities Purchase Agreement with Oasis Capital (the “Oasis Securities Purchase Agreement”). Pursuant to the Oasis Securities Purchase Agreement, as of the Effective Date, the Company issued a Note to Oasis Capital (the “Oasis Note”) in the principal amount of $1,691,666.67 in exchange for a total investment of $1,500,000, which included an original issue discount of 10% of the investment, as well as $25,000.00 as a credit for Oasis Capital’s transactional expenses it incurred as lead investor.  The Oasis Note is convertible into shares of the common stock of the Company at a price equal to the lower of $2.00 or 80% of the lowest volume-weighted adjusted price of shares of the Company’s common stock in the twenty (20) trading days prior to the conversion date.  Provided, however, that the number of Conversion Shares issued to Oasis Capital may not cause the number of shares of our common stock owned or beneficially owned by Oasis Capital to exceed 4.99% without sixty (60) days’ prior notice to us by Oasis Capital, and in any event the maximum ownership, including beneficial ownership, of our common stock by Oasis Capital is capped at 9.99% of the total number of outstanding shares of our common stock. Pursuant to a Security Agreement between the Company and Oasis Capital (the “Oasis Security Agreement”), the Company has granted to the Investors a security interest in its assets to secure repayment of the Oasis Note. The Company expects that the transaction will be reported in its financial statements for the first quarter of 2019. The Company must reserve an amount of shares equal to 300% of the total amount of shares issuable upon full conversion of the Oasis Note.

As additional consideration for the investment, the Company issued 75,000 shares of its common stock (the “Oasis Inducement Shares”) to Oasis Capital plus warrants (the “Oasis Warrants”) to acquire up to an aggregate 971,174 shares of the Company’s common stock (the “Oasis Warrant Shares”) at an exercise price of $1.94 per share. The Oasis Warrants are exercisable by Oasis Capital beginning on July 29, 2019, through the fifth year anniversary of the Effective Date.  Provided, however, that, without first providing sixty (60) days’ notice to the Company, any exercise of the Oasis Warrants for the acquisition of Oasis Warrant Shares will not result in the ownership, including the beneficial ownership, of shares of our common stock by Oasis Capital to exceed 4.99% of the total outstanding shares of our common stock. In in event, the ownership, including beneficial ownership, of shares of our common stock by Oasis Capital, shall not exceed 9.99% of the total outstanding shares of our common stock. Any shares issued that do not currently fall under an effective registration statement to be filed pursuant to the Registration Rights Agreement will be issued pursuant to exemptions under the Section 4(a)(2) and/or Regulation D of the Securities Act.

Harbor Gates Financing

Effective as of January 28, 2019, the Company entered into a Securities Purchase Agreement with Harbor Gates (the “Harbor Gates Securities Purchase Agreement”). Pursuant to the Harbor Gates Securities Purchase Agreement, as of the Effective Date, the Company issued a Note to Harbor Gates (the “Harbor Gates Note”) in the principal amount of $1,111,111.11 in exchange for a total investment of $1,000,000, which included an original issue discount of 10% of the investment.  The Harbor Gates Note is convertible into shares of the common stock of the Company at a price equal to the lower of $2.00 or 80% of the lowest volume-weighted adjusted price of shares of the Company’s common stock in the twenty (20) trading days prior to the conversion date.  Provided, however, that the number of Conversion Shares issued to Harbor Gates may not cause the number of shares of our common stock owned or beneficially owned by Harbor Gates to exceed 4.99% without sixty (60) days’ prior notice to us by Harbor Gates, and in any event the maximum ownership, including beneficial ownership, of our common stock by Harbor Gates is capped at 9.99% of the total number of outstanding shares of our common stock. Pursuant to a Security Agreement between the Company and Harbor Gates (the “Harbor Gates Security Agreement”), the Company has granted to the Investors a security interest in its assets to secure repayment of the Harbor Gates Note. The Company expects that the transaction will be reported in its financial statements for the first quarter of 2019. The Company must reserve an amount of shares equal to 300% of the total amount of shares issuable upon full conversion of the Harbor Gates Note.

As additional consideration for the investment, the Company issued 50,000 shares of its common stock (the “Harbor Gates Inducement Shares”) to Harbor Gates plus warrants (the “Harbor Gates Warrants”) to acquire up to an aggregate 631,313 shares of the Company’s common stock (the “Harbor Gates Warrant Shares”) at an exercise price of $1.94 per share. The Harbor Warrants are exercisable by Harbor Gates beginning on July 29, 2019, through the fifth year anniversary of the Effective Date.   Provided, however, that, without first providing sixty (60) days’ notice to the Company, any exercise of the Harbor GatesWarrants for the acquisition of Harbor Gates Warrant Shares will not result in the ownership, including the beneficial ownership, of shares of our common stock by Harbor Gates to exceed 4.99% of the total outstanding shares of our common stock. In in event, the ownership, including beneficial ownership, of shares of our common stock by Harbor Gates, shall not exceed 9.99% of the total outstanding shares of our common stock. Any shares issued that do not currently fall under an effective registration statement to be filed pursuant to the Registration Rights Agreement will be issued pursuant to exemptions under the Section 4(a)(2) and/or Regulation D of the Securities Act.

SG3 Capital Financing

Effective as of January 28, 2019, the Company entered into a Securities Purchase Agreement with SG3 Capital (the “SG3 Securities Purchase Agreement”). Pursuant to the SG3 Securities Purchase Agreement, as of the Effective Date, the Company issued a Note to SG3 Capital (the “SG3 Note”) in the principal amount of $555,555.56 in exchange for a total investment of $500,000, which included an original issue discount of 10% of the investment.  The SG3 Note is convertible into shares of the common stock of the Company at a price equal to the lower of $2.00 or 80% of the lowest volume-weighted adjusted price of shares of the Company’s common stock in the twenty (20) trading days prior to the conversion date.  Provided, however, that the number of Conversion Shares issued to SG3 Capital may not cause the number of shares of our common stock owned or beneficially owned by SG3 Capital to exceed 4.99% without sixty (60) days’ prior notice to us by SG3 Capital, and in any event the maximum ownership, including beneficial ownership, of our common stock by SG3 Capital is capped at 9.99% of the total number of outstanding shares of our common stock. The Company is subject to certain penalties if the shares are not issued within two (2) business days of receiving the conversion notice.  Pursuant to a Security Agreement between the Company and SG3 Capital (the “SG3 Security Agreement”), the Company has granted to the Investors a security interest in its assets to secure repayment of the SG3 Note. The Company expects that the transaction will be reported in its financial statements for the first quarter of 2019. The Company must reserve an amount of shares equal to 300% of the total amount of shares issuable upon full conversion of the SG3 Note.

As additional consideration for the investment, the Company issued 25,000 shares of its common stock (the “SG3 Inducement Shares”, and together with Oasis Inducement Shares and the Harbor Gates Inducement Shares, the “Inducement Shares”) to SG3 Capital plus warrants (the “SG3 Warrants”) to acquire up to an aggregate 315,657 shares of the Company’s common stock (the “SG3 Warrant Shares”) at an exercise price of $1.94 per share. The SG3 Warrants are exercisable by SG3 Capital beginning on July 29, 2019, through the fifth year anniversary of the Effective Date.  Provided, however, that, without first providing sixty (60) days’ notice to the Company, any exercise of the SG3 Warrants for the acquisition of SG3 Warrant Shares will not result in the ownership, including the beneficial ownership, of shares of our common stock by SG3 Capital to exceed 4.99% of the total outstanding shares of our common stock. In in event, the ownership, including beneficial ownership, of shares of our common stock by SG3 Capital, shall not exceed 9.99% of the total outstanding shares of our common stock. Any shares issued that do not currently fall under an effective registration statement to be filed pursuant to the Registration Rights Agreement will be issued pursuant to exemptions under the Section 4(a)(2) and/or Regulation D of the Securities Act.

Item 2.03 Creation of a Direct Financial Obligation

Information concerning the Company’s issuance of the Notes as set forth in Item 1.01 above is incorporated herein to this Item 2.03 by this reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure in Item 1.01 is incorporated herein by reference thereto. Neither the Inducement Shares nor any of the other securities issued to the Investors, nor any of the shares issuable thereunder, were registered under the Securities Act of 1933, as amended (the “Securities Act”) at the time of sale, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company relied on the exemption from federal registration under Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of such Securities has not and will not involve a public offering.
Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of MNP, LLP

On January 30, 2019, Riot Blockchain, Inc. (the “Registrant,” the “Company,” “us” or “we”) dismissed MNP, LLP (“MNP”) as its independent registered public accounting firm.

The report of MNP on the Company’s financial statements for the fiscal year ended December 31, 2017 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles.

During the period of MNP’s engagement as the Company’s independent registered public accounting firm from January 5, 2018 through January 30, 2019 (the “Engagement Period”), there were no disagreements as defined in Item 304 of Regulation S-K with MNP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MNP, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Engagement Period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The dismissal of MNP, LLP was approved by the independent audit committee of the board of directors of the Company.

In accordance with Item 304(a)(3) of Regulation S-K, we provided MNP with a copy of this period report on Form 8-K prior to its filing with the SEC and requested MNP to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K as the same pertain to MNP and, if not, stating the respect in which it does not agree. A copy of MNP’s letter confirming its agreement with the disclosures in this Item 401 is attached as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of Marcum LLP

On January 30, 2018, the Company engaged Marcum LLP (“Marcum”), an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm. The independent audit committee of the board of directors of the Company approved and authorized the engagement of Marcum as our independent registered public accounting firm. During our two most recent fiscal years through December 31, 2017, and the subsequent interim period through January 30, 2019 neither us nor anyone on our behalf consulted Marcum regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
Exhibit 4.1	Form of Senior Secured Promissory Note
Exhibit 4.2	Form of Warrant Agreement
Exhibit 10.01	Form of Securities Purchase Agreement
Exhibit 10.02	Form of Security Agreement
Exhibit 10.03	Form of Registration Rights Agreement
Exhibit 16.1	MNP, LLP Letter

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

Dated: February 01, 2019	By:	/s/ Robby Chang
Robby Chang
Chief Financial Officer